UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): April 10, 2019

FOAMIX PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

Israel	001-36621	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Holzman Street, Weizmann Science Park
Rehovot, Israel	7670402
(Address of principal executive offices)	(Zip Code)

+972-8-9316233
(Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 10, 2019, the shareholders of Foamix Pharmaceuticals Ltd. (the “Company”) approved the Company’s 2019 Equity Incentive Plan (the "2019 EIP"). A description of the terms and conditions of the 2019 EIP is set forth under “Proposal 4 – Approval of the Company’s 2019 Equity Incentive Plan” on pages 21-29 of the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on March 11, 2019 (the “Proxy Statement”), which description is incorporated herein by reference. This description is qualified in its entirety by the text of the 2019 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

On April 10, 2019, the Company’s shareholders also approved the Company’s 2019 Employee Share Purchase Plan (the "2019 ESPP"). A description of the terms and conditions of the 2019 ESPP is set forth under “Proposal 5 – Approval of the Company’s 2019 Employee Share Purchase Plan” on pages 30-34 of the Proxy Statement, which description is incorporated herein by reference. This description is qualified in its entirety by the text of the 2019 ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 10, 2019, the Company held its 2019 Annual General Meeting of Shareholders (the “Annual General Meeting”), at which a quorum was present. At the Annual General Meeting, the Company’s shareholders voted on seven proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon and the final results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

1. The Company’s shareholders appointed Kesselman & Kesselman (a member firm of PricewaterhouseCoopers International Limited) as the Company’s independent public accountants for the fiscal year ending December 31, 2019, and authorized the Company’s Board of Directors (the “Board”) (or the Audit Committee, if such authority is delegated to it by the Board) to fix the remuneration of such independent public accountants in accordance with the volume and nature of their services.

For	Against	Abstain	Broker Non-Votes
36,442,542	2,777,861	1,216,049	0

2a. The Company’s shareholders ratified the election of Mr. Anthony Bruno as a director of the Company.

For	Against	Abstain	Broker Non-Votes
23,844,658	8,135,680	1,211,422	7,244,692

2b. The Company’s shareholders ratified the election of Ms. Sharon Barbari as a director of the Company.

For	Against	Abstain	Broker Non-Votes
22,439,630	10,736,930	15,200	7,244,692

3a. The Company’s shareholders approved retirement benefits for the Company’s former director, Dr. Darrell Rigel, comprised of (a) a one-time, cash retirement payment of $50,000; (b) a waiver from any continued service requirements related to the vesting and expiration of outstanding options to purchase ordinary shares in the Company; and (c) the annual director equity compensation payable for his 2018 services as a director.

For	Against	Abstain	Broker Non-Votes
17,601,586	12,772,799	20,830	7,244,692

3b. The Company’s shareholders approved retirement benefits for the Company’s former director, Dr. Dalia Megiddo, comprised of (a) a one-time, cash retirement payment of $36,000; and (b) a waiver from any continued service requirements related to the vesting and expiration of outstanding options to purchase ordinary shares in the Company.

For	Against	Abstain	Broker Non-Votes
17,579,122	12,785,260	26,743	7,244,692

4. The Company’s shareholders approved the 2019 EIP.

For	Against	Abstain	Broker Non-Votes
29,149,066	4,029,739	12,955	7,244,692

5. The Company’s shareholders approved the 2019 ESPP.

For	Against	Abstain	Broker Non-Votes
29,307,418	3,879,197	5,145	7,244,692

6a. The Company’s shareholders approved an increase in  Mr. David Domzalski’s annual base salary for 2019 to $560,000.

For	Against	Abstain	Broker Non-Votes
20,615,189	9,760,521	19,905	7,244,692

6b. The Company’s shareholders approved the terms of Mr. Domzalski’s cash bonus and equity compensation for 2019, comprised of (a) a target cash bonus for the 12-month period commencing on January 1, 2019 of up to 60% of his base salary, subject to achieving the key performance indicators described in the Proxy Statement; (b) an additional cash bonus for the 12-month period commencing on January 1, 2019, of up to an additional 60% of his base salary, in cases of extraordinary performance; and (c) an equity incentive award bonus for the 12-month period commencing on January 1, 2019, up to a maximum amount, on the date of grant, of 0.5% of the Company’s issued and outstanding share capital on a fully-diluted basis, in each case, as determined and approved by the Compensation Committee and the Board.

For	Against	Abstain	Broker Non-Votes
26,340,918	4,107,802	23,365	7,244,692

6c. The Company’s shareholders approved Mr. Domzalski’s eligibility to participate in the 2019 ESPP, up to an amount permitted by the Company’s Amended Compensation Policy.

For	Against	Abstain	Broker Non-Votes
27,720,010	2,734,435	17,640	7,244,692

7. The Company’s shareholders approved an increase in the authorized share capital of the Company by an additional NIS 7,200,000 divided into 45,000,000 ordinary shares, following which the Company’s total authorized share capital amounts to NIS 21,600,000, consisting of 135,000,000 ordinary shares with a par value of NIS 0.16 per share and, in order to reflect such increase, to amend Article 5 of the Company’s Articles of Association accordingly.

For	Against	Abstain	Broker Non-Votes
29,213,152	3,973,443	5,165	7,244,692

As required by Israeli law, each of Proposals 3a, 3b, 6a, 6b and 6c were also approved by shareholders holding a majority of the ordinary shares voted on such proposals (excluding abstentions) who affirmatively confirmed that they were non-controlling shareholders and did not have a personal interest in such proposals.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Foamix Pharmaceuticals Ltd. 2019 Equity Incentive Plan.
10.2	Foamix Pharmaceuticals Ltd. 2019 Employee Share Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2019

FOAMIX PHARMACEUTICALS LTD.

By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer